UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 6, 2008

Date of Report (Date of earliest event reported)

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-30229	04-3387074
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

7 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02. Results of Operations and Financial Condition.

On March 6, 2008, Sonus Networks, Inc. (the “Company”) issued a press release reporting full financial results for the fourth quarter and year ended December 31, 2007.  A copy of the press release is furnished as Exhibit 99.1 hereto.

On March 6, 2008 at 9:00 a.m., Sonus Networks, Inc. will host a conference call and simultaneous webcast to discuss its financial results for the quarter and year ended December 31, 2007 and the Company’s business outlook.  A copy of the script for this conference call is attached as Exhibit 99.2 hereto.

Item 7.01. Regulation FD Disclosure.

On March 6, 2008 at 9:00 a.m., Sonus Networks, Inc. will host a conference call and simultaneous webcast to discuss its financial results for the quarter and year ended December 31, 2007 and the Company’s business outlook.  A copy of the script for this conference call is attached as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits relating to Items 2.02 and 7.01 shall be deemed to be furnished, and not filed:

99.1	Press release of Sonus Networks, Inc. dated March 6, 2008 reporting full financial results for the fourth quarter and year ended December 31, 2007.

99.2

Script of Sonus Networks, Inc. for conference call and simultaneous webcast on March 6, 2008 to discuss its financial results for the quarter and year ended December 31, 2007 and the Company’s business outlook.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2008	SONUS NETWORKS, INC.

	By:	/s/ Richard J. Gaynor
Richard J. Gaynor
Chief Financial Officer

Exhibit Index

99.1	Press release of Sonus Networks, Inc. dated March 6, 2008 reporting full financial results for the fourth quarter and year ended December 31, 2007.

99.2

Script of Sonus Networks, Inc. for conference call and simultaneous webcast on March 6, 2008 to discuss its financial results for the quarter and year ended December 31, 2007 and the Company’s business outlook.